Exhibit 99.1
IBM RELEASES FIRST-QUARTER RESULTS
Accelerated Software revenue growth; Strong gross margin expansion and cash generation
Announces strategic acquisition of HashiCorp, Inc.
ARMONK, N.Y., April 24, 2024 . . . IBM (NYSE: IBM) today announced first-quarter 2024 earnings results.
“We began the year with solid revenue and free cash flow growth, reflecting the strength of our hybrid cloud and AI strategy. We continue to capitalize on the excitement and demand for enterprise AI from our clients. Our book of business for watsonx and generative AI again showed strong momentum, growing quarter over quarter, and has now eclipsed one billion dollars since we launched watsonx in mid-2023. As a result, for the full year, we continue to expect revenue performance in line with our mid-single digit model and about $12 billion in free cash flow," said Arvind Krishna, IBM chairman and chief executive officer. "To strengthen our position in today's hybrid cloud and AI-driven technology landscape, we also announced our intent to acquire HashiCorp. IBM's and HashiCorp's combined portfolios will help clients manage growing application and infrastructure complexity and create a comprehensive hybrid cloud platform designed for the AI era.”
Strategic Acquisition
IBM today announced its intent to acquire HashiCorp, Inc. for $35 per share in cash, representing an enterprise value of $6.4 billion. The acquisition will create a comprehensive end-to-end hybrid cloud platform for the AI era. The transaction is expected to close by the end of 2024, subject to approval by HashiCorp shareholders, regulatory approvals and other customary closing conditions.
First-Quarter Highlights
•Revenue
–Revenue of $14.5 billion, up 1 percent, up 3 percent at constant currency
–Software revenue up 5 percent, up 6 percent at constant currency
–Consulting revenue flat, up 2 percent at constant currency
–Infrastructure revenue down 1 percent, flat at constant currency
•Profit Margin
–Gross Profit Margin: GAAP: 53.5 percent, up 80 basis points; Operating (Non-GAAP): 54.7 percent, up 100 basis points
–Pre-Tax Income Margin: GAAP: 7.4 percent, flat; Operating (Non-GAAP): 11.5 percent, up 130 basis points
•Cash Flow
–Net cash from operating activities of $4.2 billion, up $0.4 billion; free cash flow of $1.9 billion, up $0.6 billion
–Over the last twelve months, net cash from operating activities of $14.3 billion; free cash flow of $11.8 billion

	FIRST QUARTER 2024 INCOME STATEMENT SUMMARY
	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income	Pre-tax Income Margin		Net Income (1)	Diluted Earnings Per Share
GAAP from Continuing Operations	$14.5B		$7.7B	53.5%		$1.1B	7.4%		$1.6B	$1.69
Year/Year	1	%(2)	3%	0.8	Pts	1%	0.0	Pts	69%	66%
Operating (Non-GAAP)			$7.9B	54.7%		$1.7B	11.5%		$1.6B	$1.68
Year/Year			3%	1.0	Pts	14%	1.3	Pts	25%	24%
(1) 2024 includes a net benefit from discrete tax events.
(2) 3% at constant currency.

“In the quarter we continued to focus on the fundamentals of our business, growing revenue, expanding operating margins, improving profit performance and increasing productivity and operating leverage," said James Kavanaugh, IBM senior vice president and chief financial officer. "These fundamentals, combined with our strong cash generation, position us to invest both organically and through strategic acquisitions like today's announcement with HashiCorp. At the same time, we continue to return value to shareholders through our dividend.”
Segment Results for First Quarter
•Software — revenues of $5.9 billion, up 5.5 percent, up 5.9 percent at constant currency:
–Hybrid Platform & Solutions up 6 percent, up 7 percent at constant currency:
•Red Hat up 9 percent
•Automation up 13 percent
•Data & AI up 1 percent
•Security down 3 percent
–Transaction Processing up 3 percent, up 4 percent at constant currency

•Consulting — revenues of $5.2 billion, down 0.2 percent, up 1.7 percent at constant currency:
–Business Transformation up 1 percent, up 3 percent at constant currency
–Technology Consulting up 1 percent, up 3 percent at constant currency
–Application Operations down 3 percent, down 1 percent at constant currency

•Infrastructure — revenues of $3.1 billion, down 0.7 percent, up 0.2 percent at constant currency:
–Hybrid Infrastructure up 5 percent, up 6 percent at constant currency
•IBM Z up 4 percent, up 5 percent at constant currency
•Distributed Infrastructure up 6 percent, up 7 percent at constant currency
–Infrastructure Support down 8 percent, down 7 percent at constant currency

•Financing — revenues of $0.2 billion, down 1.6 percent, down 1.5 percent at constant currency
Cash Flow and Balance Sheet
In the first quarter, the company generated net cash from operating activities of $4.2 billion, up $0.4 billion year to year. Net cash from operating activities excluding IBM Financing receivables was $2.3 billion. IBM’s free cash flow was $1.9 billion, up $0.6 billion year to year. Over the last twelve months, the company generated net cash from operating activities of $14.3 billion and free cash flow of $11.8 billion. The company returned $1.5 billion to shareholders in dividends in the first quarter.
IBM ended the first quarter with $19.3 billion of cash and marketable securities, up $5.8 billion from year-end 2023. Debt, including IBM Financing debt of $9.9 billion, totaled $59.5 billion, up $3.0 billion since the end of 2023.
Full-Year 2024 Expectations
•Revenue: The company continues to expect constant currency revenue growth consistent with its mid-single digit model. At current foreign exchange rates, currency is expected to be about a one-and-a-half to two-point headwind to revenue growth
•Free cash flow: The company continues to expect about $12 billion in free cash flow
Forward-Looking and Cautionary Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference.
Statements in this communication regarding the strategic acquisition that are forward-looking may include projections as to closing date for the transaction, the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on IBM’s business, the synergies from the transaction, and the combined company’s future operating results.
Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.
Presentation of Information in this Press Release
In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:
IBM results —
•adjusting for currency (i.e., at constant currency);
•presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•free cash flow;
•net cash from operating activities excluding IBM Financing receivables;
•adjusted EBITDA.
The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.
For watsonx and generative AI, book of business includes Software transactional revenue, SaaS Annual Contract Value and Consulting signings.
Conference Call and Webcast
IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. ET, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-1q24. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended March 31,
	2024	2023 (1)
REVENUE BY SEGMENT
Software	$5,899	$5,591
Consulting	5,186	5,197
Infrastructure	3,076	3,098
Financing	193	196
Other	108	169
TOTAL REVENUE	14,462	14,252

GROSS PROFIT	7,742	7,509

GROSS PROFIT MARGIN
Software	82.4%	82.6%
Consulting	25.3%	25.5%
Infrastructure	54.2%	51.8%
Financing	48.5%	43.9%

TOTAL GROSS PROFIT MARGIN	53.5%	52.7%

EXPENSE AND OTHER INCOME
S,G&A	4,974	4,853
R,D&E	1,796	1,655
Intellectual property and custom development income	(216)	(180)
Other (income) and expense	(317)	(245)
Interest expense	432	367
TOTAL EXPENSE AND OTHER INCOME	6,669	6,451

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,074	1,058
Pre-tax margin	7.4%	7.4%
Provision for/(Benefit from) income taxes (2)	(502)	124
Effective tax rate (2)	(46.7)%	11.7%

INCOME FROM CONTINUING OPERATIONS	$1,575	$934

DISCONTINUED OPERATIONS
Income/(loss) from discontinued operations, net of taxes	30	(7)

NET INCOME	$1,605	$927

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.69	$1.02
Discontinued Operations	$0.03	$(0.01)
TOTAL	$1.72	$1.01

Basic
Continuing Operations	$1.72	$1.03
Discontinued Operations	$0.03	$(0.01)
TOTAL	$1.75	$1.02

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	933.4	917.8
Basic	917.2	907.5

(1) Recast to reflect segment changes.
(2) 2024 includes a net benefit from discrete tax events.

INTERNATIONAL BUSINESS MACHINES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(Dollars in Millions)	At March 31, 2024	At December 31, 2023
ASSETS:
Current Assets:
Cash and cash equivalents	$14,603	$13,068
Restricted cash	162	21
Marketable securities	4,512	373
Notes and accounts receivable - trade, net	6,041	7,214
Short-term financing receivables, net	5,521	6,793
Other accounts receivable, net	760	640
Inventories	1,212	1,161
Deferred costs	1,047	998
Prepaid expenses and other current assets	2,804	2,639
Total Current Assets	36,663	32,908

Property, plant and equipment, net	5,594	5,501
Operating right-of-use assets, net	3,204	3,220
Long-term financing receivables, net	4,927	5,766
Prepaid pension assets	7,545	7,506
Deferred costs	810	842
Deferred taxes	6,465	6,656
Goodwill	59,534	60,178
Intangibles, net	10,750	11,036
Investments and sundry assets	1,678	1,626
Total Assets	$137,169	$135,241

LIABILITIES:
Current Liabilities:
Taxes	$1,710	$2,270
Short-term debt	5,471	6,426
Accounts payable	3,588	4,132
Deferred income	14,051	13,451
Operating lease liabilities	784	820
Other liabilities	6,794	7,022
Total Current Liabilities	32,397	34,122

Long-term debt	54,033	50,121
Retirement related obligations	10,421	10,808
Deferred income	3,488	3,533
Operating lease liabilities	2,583	2,568
Other liabilities	10,914	11,475
Total Liabilities	113,836	112,628

EQUITY:
IBM Stockholders’ Equity:
Common stock	60,145	59,643
Retained earnings	151,362	151,276
Treasury stock — at cost	(169,759)	(169,624)
Accumulated other comprehensive income/(loss)	(18,488)	(18,761)
Total IBM Stockholders’ Equity	23,261	22,533

Noncontrolling interests	72	80
Total Equity	23,333	22,613

Total Liabilities and Equity	$137,169	$135,241

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW ANALYSIS
(Unaudited)

	Three Months Ended March 31,		Trailing Twelve Months Ended March 31,
(Dollars in Millions)	2024	2023	2024
Net Cash from Operations per GAAP	$4,168	$3,774	$14,325

Less: change in IBM Financing receivables	1,897	1,977	1,152
Capital Expenditures, net	(361)	(457)	(1,393)

Free Cash Flow	1,910	1,340	11,780

Acquisitions	(82)	(22)	(5,142)
Divestitures	703	—	699
Dividends	(1,522)	(1,497)	(6,065)
Non-Financing Debt	5,244	9,692	1,098
Other (includes IBM Financing net receivables and debt)	(437)	(762)	(684)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$5,815	$8,752	$1,686

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW
(Unaudited)

	Three Months Ended March 31,
(Dollars in Millions)	2024	2023
Net Income from Operations	$1,605	$927
Depreciation/Amortization of Intangibles (1)	1,132	1,074
Stock-based Compensation	320	268
Operating assets and liabilities/Other, net (2)	(785)	(473)
IBM Financing A/R	1,897	1,977
Net Cash Provided by Operating Activities	$4,168	$3,774

Capital Expenditures, net of payments & proceeds	(361)	(457)
Divestitures, net of cash transferred	703	-
Acquisitions, net of cash acquired	(82)	(22)
Marketable Securities / Other Investments, net	(4,469)	(7,481)
Net Cash Provided by/(Used in) Investing Activities	$(4,210)	$(7,960)

Debt, net of payments & proceeds	3,382	7,304
Dividends	(1,522)	(1,497)
Financing - Other	17	(99)
Net Cash Provided by/(Used in) Financing Activities	$1,877	$5,708

Effect of Exchange Rate changes on Cash	(159)	24
Net Change in Cash, Cash Equivalents and Restricted Cash	$1,676	$1,547

(1) Includes operating lease right-of-use assets amortization.
(2) Includes the reduction of tax reserves.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended March 31,
(Dollars in Billions)	2024	2023	Yr/Yr
Net Income as reported (GAAP)	$1.6	$0.9	$0.7
Less: Income/(loss) from discontinued operations, net of tax	0.0	0.0	0.0
Income from continuing operations	1.6	0.9	0.6
Provision for/(Benefit from) income taxes from continuing ops.	(0.5)	0.1	(0.6)
Pre-tax income from continuing operations (GAAP)	1.1	1.1	0.0
Non-operating adjustments (before tax)
Acquisition-related charges (1)	0.5	0.4	0.1
Non-operating retirement-related costs/(income)	0.1	0.0	0.1

Operating (non-GAAP) pre-tax income from continuing ops.	1.7	1.4	0.2

Net interest expense	0.2	0.2	0.0
Depreciation/Amortization of non-acquired intangible assets	0.7	0.7	0.0
Stock-based compensation	0.3	0.3	0.1
Workforce rebalancing charges	0.4	0.3	0.1
Corporate (gains) and charges (2)	(0.2)	0.0	(0.2)

Adjusted EBITDA	$3.0	$2.8	$0.2

(1) Primarily consists of amortization of acquired intangible assets.
(2) Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures.

INTERNATIONAL BUSINESS MACHINES CORPORATION
SEGMENT DATA
(Unaudited)

	Three Months Ended March 31, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,899	$5,186	$3,076	$193
Segment Profit	$1,500	$424	$311	$92
Segment Profit Margin	25.4%	8.2%	10.1%	47.7%
Change YTY Revenue	5.5%	(0.2)%	(0.7)%	(1.6)%
Change YTY Revenue - Constant Currency	5.9%	1.7%	0.2%	(1.5)%

	Three Months Ended March 31, 2023 (1)

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,591	$5,197	$3,098	$196
Segment Profit	$1,379	$427	$307	$100
Segment Profit Margin	24.7%	8.2%	9.9%	51.2%

(1) Recast to reflect segment changes.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended March 31, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$7,742	$170		$—		$—		$7,913
Gross Profit Margin	53.5%	1.2	pts.	—	pts.	—	pts.	54.7%
S,G&A	$4,974	$(268)		$—		$—		$4,706
Other (Income) & Expense	(317)	(50)		(96)		—		(463)
Total Expense & Other (Income)	6,669	(318)		(96)		—		6,255
Pre-tax Income from Continuing Operations	1,074	488		96		—		1,658
Pre-tax Income Margin from Continuing Operations	7.4%	3.4	pts.	0.7	pts.	—	pts.	11.5%
Provision for/(Benefit from) Income Taxes (4)	$(502)	$142		$5		$448		$94
Effective Tax Rate	(46.7)%	22.3	pts.	3.0	pts.	27.0	pts.	5.6%
Income from Continuing Operations	$1,575	$346		$91		$(448)		$1,564
Income Margin from Continuing Operations	10.9%	2.4	pts.	0.6	pts.	(3.1)	pts.	10.8%
Diluted Earnings Per Share: Continuing Operations	$1.69	$0.37		$0.10		$(0.48)		$1.68

	Three Months Ended March 31, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$7,509	$148		$—		$—		$7,658
Gross Profit Margin	52.7%	1.0	pts.	—	pts.	—	pts.	53.7%
S,G&A	$4,853	$(246)		$—		$—		$4,607
Other (Income) & Expense	(245)	(2)		5		—		(242)
Total Expense & Other (Income)	6,451	(247)		5		—		6,209
Pre-tax Income from Continuing Operations	1,058	396		(5)		—		1,449
Pre-tax Income Margin from Continuing Operations	7.4%	2.8	pts.	0.0	pts.	—	pts.	10.2%
Provision for/(Benefit from) Income Taxes (4)	$124	$91		$(10)		$(5)		$200
Effective Tax Rate	11.7%	3.1	pts.	(0.7)	pts.	(0.3)	pts.	13.8%
Income from Continuing Operations	$934	$305		$5		$5		$1,249
Income Margin from Continuing Operations	6.6%	2.1	pts.	—	pts.	—	pts.	8.8%
Diluted Earnings Per Share: Continuing Operations	$1.02	$0.33		$0.01		$0.01		$1.36

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. 2024 also includes a loss of $50 million on foreign exchange call option contracts related to the company's planned acquisition of StreamSets and webMethods from Software AG.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.
(3)2024 includes a net benefit from discrete tax events.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended March 31,
(Dollars in Billions)	2024	2023
Net Cash Provided by Operating Activities	$4.2	$3.8

Add:
Net interest expense	0.2	0.2
Provision for/(Benefit from) income taxes from continuing operations	(0.5)	0.1

Less change in:
Financing receivables	1.9	2.0
Other assets and liabilities/Other, net (1)	(1.0)	(0.7)

Adjusted EBITDA	$3.0	$2.8

(1)Other assets and liabilities/Other, net mainly consists of Operating assets and liabilities/Other, net in the Cash flow chart, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges.